UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2007

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events.

On October 26, 2007, Weingarten Realty Investors (the "Company") issued a press release announcing the expiration of the consent solicitation to amend the terms of certain of the Company’s outstanding notes.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in the Current Report on Form 8-K, including exhibits hereto, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01                                Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release dated October 26, 2007, regarding the expiration of the consent solicitation to amend the terms of certain of the Company’s outstanding notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      October 31, 2007

WEINGARTEN REALTY INVESTORS

By: /s/ Stephen C. Richter
Stephen C. Richter
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press release dated October 26, 2007, regarding the expiration of the consent solicitation to amend the terms of certain of the Company’s outstanding notes.